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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 24, 2005
                                                          -------------

                          J.P. MORGAN ACCEPTANCE CORP I
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                 (Exact name of registrant specified in Charter)


               Delaware                               333-121990                              13-3475488
---------------------------------------- ------------------------------------- -----------------------------------------
            (State or other                          (Commission                            (IRS Employer
            jurisdiction of                          File Number)                        Identification No.)
            incorporation)

                               270 Park Avenue
                             New York, New York                                                 10017
------------------------------------------------------------------------------ -----------------------------------------
                  (Address of principal executive offices)                                     Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 834-3850

                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01. Other Events.
           -------------

         Filing of Computational Materials

                  Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this current Report on Form 8-K (the "Form 8-K"), J.P. Morgan Acceptance Corporation I (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its J.P. Morgan Acceptance Corporation I, J.P. Morgan Mortgage Trust 2005-OPT1.

                  Attached hereto as Exhibits 99.1 and 99.2 are the "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter made available May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter made available February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

                  In connection with the offering of the J.P. Morgan Acceptance Corporation I, J.P. Morgan Mortgage Trust 2005-OPT1, J.P. Morgan Securities Inc. ("J.P. Morgan Securities"), as underwriter of the Certificates, has prepared the Computational Materials for distribution to their potential investors. Although the Company provided J.P. Morgan Securities with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.





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ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.
           ---------------------------------------------------------

              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits:

                    99.1     Computational Materials
                    99.2     Computational Materials






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        J.P. Morgan Acceptance Corporation I


                                        By: /s/ Brian Simons
                                           -----------------------------------
                                        Name:  Brian Simons
                                        Title: Vice President

Date: June 24, 2005


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                                  EXHIBIT INDEX

Exhibit No.                   Description                           Page No.
-----------                   -----------                           --------

99.1                          Computational Materials
99.2                          Computational Materials